Exhibit 10.1

SECOND SUPPLEMENTAL INDENTURE

Second Supplemental Indenture, dated as of August 7, 2017 (this “Second Supplemental Indenture”), among INC Research Holdings, Inc., a Delaware corporation (“INC”), inVentiv Health, Inc., a Delaware corporation (“inVentiv Health”), inVentiv Health Clinical, Inc., a Delaware corporation (“inVentiv Clinical”), the guarantors named in the signature pages hereto as New Guarantors (the “New Guarantors”), the guarantors named in the signature pages hereto as Existing Guarantors (the “Existing Guarantors” and together with the New Guarantors, the “Guarantors”) and Wilmington Trust, National Association, as trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, Double Eagle Acquisition Sub, Inc. and the Trustee have heretofore executed and delivered an indenture, dated as of October 14, 2016 (the “Base Indenture”), as previously supplemented by the First Supplemental Indenture, dated as of November 9, 2016 (together with the Base Indenture, the “Indenture”), among inVentiv Group Holdings, Inc. (the “Company”), inVentiv Health, inVentiv Clinical, the guarantors party thereto and the Trustee, providing for the issuance of 7.500% Senior Notes due 2024 (the “Notes”);

WHEREAS, the Company desires to merge with and into INC with INC to be the surviving entity of such merger (the “Merger”);

WHEREAS, after the Merger is consummated, INC will become the Successor Company and the Company will cease to exist;

WHEREAS, Section 4.1 of the Indenture provides that under certain circumstances the Company may consolidate or merge with or into a Successor Company provided that, the Successor Company expressly assumes, by supplemental indenture, executed and delivered to the Trustee, all of the Company’s obligations under the Notes and the Indenture;

WHEREAS, the Company desires that INC assume the Company’s obligations under the Notes and the Indenture, and INC desires to assume the Company’s obligations under the Notes and the Indenture;

WHEREAS, Section 3.7 of the Indenture provides that under certain circumstances a Restricted Subsidiary is required to deliver a supplemental indenture to the Indenture providing for a Guarantee by such Restricted Subsidiary;

WHEREAS, the New Guarantors, which are Wholly-Owned Domestic Subsidiaries that are Restricted Subsidiaries, desire to Guarantee the Notes;

WHEREAS, pursuant to Section 9.1 of the Indenture, the Trustee, INC, inVentiv Health, inVentiv Clinical and the Guarantors are authorized to execute and deliver this Second Supplemental Indenture to amend or supplement the Indenture, without notice to or consent of any Holder.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Trustee, INC, inVentiv Health, inVentiv Clinical and the Guarantors mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

ARTICLE I

Definitions

Section 1.1 Defined Terms. As used in this Second Supplemental Indenture, terms defined in the Indenture or in the preamble or recitals hereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Second Supplemental Indenture refer to this Second Supplemental Indenture as a whole and not to any particular section hereof.

ARTICLE II

Assumption of the Obligations

Section 2.1. Assumption of Obligations. INC, as the Successor Company, hereby assumes, subject to and effective upon the effective time of the Merger, all of the Company’s obligations under the Notes and the Indenture. In accordance with Section 4.1 of the Indenture, INC shall, subject to and effective upon the effective time of the Merger, succeed to, and shall be substituted for, and may exercise every right and power of, the Company under the Notes and the Indenture. INC shall give written notice (which may be by e-mail) to the Trustee of the occurrence of the effective time of the Merger.

Section 2.2. Benefits Acknowledged. INC acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Indenture and this Second Supplemental Indenture and that the assumption of all of the Company’s obligations under the Notes and the Indenture is knowingly made in contemplation of such benefits.

ARTICLE III

Agreement to be Bound; Guarantee

Section 3.1. Agreement to be Bound. Each New Guarantor hereby becomes a party to the Indenture as a Guarantor and as such will have all of the rights and be subject to all of the obligations and agreements of a Guarantor under the Indenture.

Section 3.2. Guarantee. Each New Guarantor agrees, on a joint and several basis with all the other Guarantors, to fully, unconditionally and irrevocably Guarantee to each Holder of the Notes and the Trustee the Guaranteed Obligations pursuant to Article X of the Indenture on a senior basis. The Guarantee provided by each New Guarantor shall be released in accordance with Section 10.2 of the Indenture.

Section 3.3. Benefits Acknowledged. Each New Guarantor’s Guarantee is subject to the terms and conditions set forth in the Indenture. Each New Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Indenture and this Second Supplemental Indenture and that the Guarantee made by it pursuant to this Second Supplemental Indenture is knowingly made in contemplation of such benefits.

Section 3.4. Execution and Delivery. Each New Guarantor agrees that its Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of any such Guarantee.

ARTICLE IV

Miscellaneous

Section 4.1. Notices. All notices and other communications to INC, inVentiv Health, inVentiv Clinical and the Guarantors shall be given as provided in the Indenture, at the address set forth below

INC Research Holdings, Inc.

3201 Beechleaf Court, Suite 600

Raleigh, NC 27604

Attention: Chief Financial Officer

Email: gregory.rush@incresearch.com

Facsimile: (919) 334-3651

Section 4.2. Parties. Nothing expressed or mentioned herein is intended or shall be construed to give any Person, firm or corporation, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of this Second Supplemental Indenture or the Indenture or any provision herein or therein contained.

Section 4.3. Governing Law. This Second Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 4.4. Severability. In case any provision in this Second Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

Section 4.5. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Second Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby.

Section 4.6. The Trustee. The Trustee makes no representation or warranty as to the validity or sufficiency of this Second Supplemental Indenture or with respect to the recitals contained herein, all of which recitals are made solely by the other parties hereto.

Section 4.7. Counterparts. The parties hereto may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Second Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Second Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 4.8. Headings. The headings of the Articles and the Sections in this Second Supplemental Indenture are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

Section 4.9. Successors. All agreements of INC, inVentiv Health, inVentiv Clinical and the Guarantors in this Second Supplemental Indenture shall bind their successors, except as otherwise provided in this Second Supplemental Indenture. All agreements of the Trustee in this Second Supplemental Indenture shall bind its successors.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

INC RESEARCH HOLDINGS, INC. as Successor Company

/s/ Christopher L. Gaenzle
Name:	Christopher L. Gaenzle
Title:	General Counsel and Corporate Secretary

INVENTIV HEALTH, INC. as Co-Issuer

By:	/s/ Brandon Eldredge
	Name:	Brandon Eldredge
	Title:	Senior Vice President & Treasurer

INVENTIV HEALTH CLINICAL, INC. as Co-Issuer

By:	/s/ Brandon Eldredge
	Name:	Brandon Eldredge
	Title:	Senior Vice President & Treasurer

[Signature Page to Second Supplemental Indenture]

ADDISON WHITNEY LLC

ADHERIS, LLC

ALLIDURA COMMUNICATIONS, LLC

BIOSECTOR 2 LLC

BLUE DIESEL, LLC

CADENT MEDICAL COMMUNICATIONS, LLC

CHAMBERLAIN COMMUNICATIONS GROUP LLC

CHANDLER CHICCO AGENCY, L.L.C.

GERBIG, SNELL/WEISHEIMER ADVERTISING, LLC

INCHORD HOLDING CORPORATION

INVENTIV CLINICAL, LLC

INVENTIV COMMERCIAL SERVICES, LLC

INVENTIV HEALTH COMMUNICATIONS, INC.

INVENTIV DIGITAL + INNOVATION, LLC

INVENTIV HEALTH CLINICAL LAB, INC.

INVENTIV HEALTH CLINICAL RESEARCH SERVICES, LLC

INVENTIV HEALTH CLINICAL SRE, LLC

INVENTIV HEALTH CLINICAL, LLC

INVENTIV HEALTH CONSULTING, INC.

INVENTIV HEALTH PUBLIC RELATIONS, LLC

INVENTIV HEALTH RESEARCH & INSIGHTS, LLC

INVENTIV MEDICAL COMMUNICATIONS, LLC

LITMUS MEDICAL MARKETING SERVICES LLC

NAVICOR GROUP, LLC

PALIO + IGNITE, LLC

PATIENT MARKETING GROUP, LLC

PHARMA HOLDINGS, INC.

PHARMACEUTICAL INSTITUTE, LLC

SOUTH FLORIDA KINETICS, INC.

THE SELVA GROUP, LLC,

as Existing Guarantors

By:	/s/ Brandon Eldredge
	Name:	Brandon Eldredge
	Title:	Senior Vice President & Treasurer

[Signature Page to Second Supplemental Indenture]

INC RESEARCH, LLC as a New Guarantor

By:	/s/ Christopher L. Gaenzle
	Name:	Christopher L. Gaenzle
	Title:	General Counsel and Corporate Secretary

KENKKENDLE AMERICAS MANAGEMENT INC. as a New Guarantor

By:	/s/ Christopher L. Gaenzle

Name:	Christopher L. Gaenzle
Title:	General Counsel and Corporate Secretary

KEKEKENDLE AMERICAS INVESTMENT INC. as a New Guarantor

By:	/s/ Christopher L. Gaenzle
	Name:	Christopher L. Gaenzle
	Title:	General Counsel and Corporate Secretary

[Signature Page to Second Supplemental Indenture]

WILMINGTON TRUST, NATIONAL ASSOCIATION as Trustee

By:	/s/ Lynn M. Steiner
Name:	Lynn M. Steiner
Title:	Vice President

[Signature Page to Second Supplemental Indenture]